UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21960

TENNENBAUM OPPORTUNITIES FUND V, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
TENNENBAUM OPPORTUNITIES FUND V, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2014

Date of reporting period: DECEMBER 31, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

December 31, 2014

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Annual Report

December 31, 2014

Contents

Consolidated Portfolio Asset Allocation (Unaudited)	2

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	3
Consolidated Statement of Assets and Liabilities	4
Consolidated Statement of Investments	5
Consolidated Statement of Operations	12
Consolidated Statements of Changes in Net Assets	13
Consolidated Statement of Cash Flows	14
Notes to Consolidated Financial Statements	15
Consolidated Schedule of Changes in Investments in Affiliates	31
Consolidated Schedule of Restricted Securities of Unaffiliated Issuers	33

Supplemental Information (Unaudited)

Consolidating Statement of Assets and Liabilities	34
Consolidating Statement of Operations	35
Directors and Officers	36
Supplemental Tax Information	41

Tennenbaum Opportunities Fund V, LLC (the “Company”) files a schedule of its investment in Tennenbaum Opportunities Partners V, LP (the “Partnership”) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio investments during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (Unaudited)

December 31, 2014

Percent of Cash
Industry	and Investments

Cable and Other Subscription Programming	7.9%
Wired Telecommunications Carriers	5.8%
Gaming Industries	5.5%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	5.0%
Radio and Television Broadcasting	4.5%
Business Support Services	4.3%
Pharmaceutical and Medicine Manufacturing	4.1%
Oil and Gas Extraction	4.1%
Other Telecommunications	4.0%
Full-Service Restaurants	3.7%
Motion Picture and Video Industries	3.5%
Other Investment Pools and Funds	3.4%
Deep Sea, Coastal, and Great Lakes Water Transportation	3.1%
Other Electrical Equipment and Component Manufacturing	3.0%
Nonscheduled Air Transportation	2.4%
Highway, Street, and Bridge Construction	2.3%
Coal Mining	2.2%
Nondepository Credit Intermediation	2.0%
Computer Systems Design and Related Services	1.8%
Electronic Shopping and Mail-Order Houses	1.7%
Semiconductor and Other Electronic Component Manufacturing	1.6%
Electric Power Generation, Transmission and Distribution	1.4%
Accounting, Tax Preparation, Bookkeeping, and Payroll Services	1.4%
Specialty Hospitals	1.3%
Wireless Telecommunications Carriers (except Satellite)	1.2%
Petroleum and Coal Products Manufacturing	0.9%
Scheduled Air Transportation	0.9%
Metal Ore Mining	0.6%
Other Financial Investment Activities	0.6%
Electrical Equipment Manufacturing	0.5%
Newspaper, Periodical, Book, and Directory Publishers	0.5%
Architectural, Engineering, and Related Services	0.5%
Aerospace Product and Parts Manufacturing	0.3%
Traveler Accommodation	0.1%
Depository Credit Intermediation	0.0%
Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing	0.0%
Miscellaneous Securities	0.8%
Cash and Cash Equivalents	13.1%
Total	100.0%

2

Ernst & Young LLP 725 South Figueroa Street Los Angeles, California 90017	Tel: +1 123 977 3200 www.ey.com

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
Tennenbaum Opportunities Fund V, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Tennenbaum Opportunities Fund V, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2014, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Tennenbaum Opportunities Fund V, LLC at December 31, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

February 27, 2015

A member firm of Ernst & Young Global Limited

3

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets
Investments, at fair value:
Companies less than 5% owned (cost $780,138,777)	$615,216,557
Companies 5% to 25% owned (cost $382,805,151)	333,915,452
Companies more than 25% owned (cost $71,747,401)	60,560,268
Total investments (cost $1,234,691,329)	1,009,692,277

Cash and cash equivalents	151,567,864
Accrued interest income:
Companies less than 5% owned	8,431,105
Companies 5% to 25% owned	572,956
Companies more than 25% owned	354,532
Foreign currency options at fair value	2,012,333
Deferred debt issuance costs	1,530,853
Prepaid expenses and other assets	1,016,141
Total assets	1,175,178,061

Liabilities
Credit facility payable	104,947,900
Distribution payable	50,000,000
Payable for retirement of preferred interests	43,859,708
Management and advisory fees payable	2,094,930
Interest payable	548,664
Equity placement costs payable	543,163
Payable to the Investment Manager	377,728
Payable for investments purchased	312,169
Unrealized loss on foreign currency forward exchange contract	24,942
Accrued expenses and other liabilities	4,798,503
Total liabilities	207,507,707

Preferred stock
Series Z; $500/share liquidation preference; 560 shares authorized, issued and outstanding	280,000
Accumulated dividends on Series Z preferred stock	861
Total preferred stock	280,861

Preferred equity facility
Series A preferred interests in Tennenbaum Opportunities Partners V, LP;
$20,000/interest liquidation preference; 25,000 interest authorized,
16,154 interests issued and outstanding	323,073,604
Accumulated dividends on Series A preferred equity facility	882,609
Total preferred limited partner interests	323,956,213

Net assets applicable to common shareholders	$643,433,280

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 78,287.806 shares issued and outstanding	$78
Paid-in capital in excess of par	1,000,120,757
Accumulated net investment income	262,209
Accumulated net realized loss	(140,122,677)
Accumulated net unrealized depreciation	(216,826,226)
Accumulated dividends to Series Z preferred shareholders	(861)
Net assets applicable to common shareholders	$643,433,280

Common stock, NAV per share	8,218.82

See accompanying notes.

4

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	Investments	Notes

Debt Investments (A)
Accounting, Tax Preparation, Bookkeeping, and Payroll Services
EGS Holdings, Inc.	Holdco PIK Notes	LIBOR (A)	3.00%	10.00%	10/3/2018	$133,556	$131,219	0.01%
Expert Global Solutions, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	11.00%	10/3/2018	$16,624,772	16,558,273	1.43%
							16,689,492	1.44%

Aerospace Product and Parts Manufacturing
Hawker Beechcraft, Inc.	Sr Secured Letters of Credit	LIBOR (Q)	-	2.00%	3/26/2014	$101,980	55,844	0.01%	C
Hawker Beechcraft, Inc.	Sr Unsecured Notes	Fixed	-	8.50%	4/1/2015	$20,957,000	832,077	0.07%	C
Hawker Beechcraft, Inc.	Sr Unsecured Notes	Fixed	-	8.88%	4/1/2015	$6,123,000	243,108	0.02%	C
							1,131,029	0.10%

Architectural, Engineering, and Related Services
Global Geophysical Services, Inc.	Sr Unsecured Notes	Fixed	-	10.50%	5/1/2017	$15,906,000	1,638,318	0.14%	C

Business Support Services
STG-Fairway Acquisitions, Inc.	Second Lien Term Loan	LIBOR (Q)	1.25%	9.25%	8/28/2019	$41,208,525	41,826,653	3.60%

Cable and Other Subscription Programming
Medfort, S.a.r.l (Germany)	First Lien Term Loan A	Fixed	-	15.0% PIK	11/21/2017	€3,423,334	4,141,549	0.36%	B/C/D
Medfort, S.a.r.l (Germany)	First Lien Term Loan A2	Fixed	-	15.0% PIK	11/21/2017	€12,035,724	14,560,819	1.25%	B/C/D
Medfort, S.a.r.l (Germany)	First Lien Term Loan B	Fixed	-	1.0% PIK	11/21/2017	€27,623,608	4,695,375	0.41%	B/C/D
Medfort, S.a.r.l (Germany)	First Lien Term Loan B2	Fixed	-	1.0% PIK	11/21/2017	€11,785,943	-	-	B/C/D
Primacom Finance (Lux) S.A.	Super Senior Facility	Fixed	-	1.00%	4/30/2034	€9,612,402	11,629,084	1.00%	B/D
							35,026,827	3.02%

Coal Mining
Eagle Coal Company, Inc.	First Lien Term Loan	LIBOR (Q)	1.50%	10.00%	7/10/2018	$10,686,735	10,446,284	0.90%
Oxford Mining Company, LLC	First Lien Term Loan	LIBOR (Q)	0.75%	8.5% Cash + 3% PIK	12/31/2018	$14,374,185	14,374,185	1.24%
							24,820,469	2.14%

Computer Systems Design and Related Services
Coreone Technologies, LLC	First Lien Term Loan	LIBOR (Q)	1.00%	3.75% Cash + 5% PIK	9/4/2018	$21,379,010	20,791,087	1.79%

Electric Power Generation, Transmission and Distribution
Longview Power, LLC	First Lien Non Extended Term Loan	LIBOR (Q)	-	4.75%	2/28/2014	$19,055,046	12,600,244	1.08%
Longview Power, LLC	Super Priority Debtor-in-Possession	LIBOR (M)	1.50%	7.50%	11/22/2015	$2,107,993	4,283,986	0.37%
							16,884,230	1.45%

Electrical Equipment Manufacturing
API Technologies Corp.	First Lien Term Loan	LIBOR (Q)	1.50%	7.50%	2/6/2018	$6,253,829	6,181,910	0.53%

Electronic Shopping and Mail-Order Houses
Connexity, Inc.	Second Lien Term Loan	LIBOR (Q)	-	12.50%	3/31/2016	$18,658,647	18,574,683	1.60%
Shop Holding, LLC	Convertible Promissory Note	Fixed	-	5.00%	8/5/2015	$205,825	190,491	0.02%	E
							18,765,174	1.62%

5

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	Investments	Notes

Debt Investments (continued)
Full-Service Restaurants
RM OpCo, LLC	Convertible Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$1,777,860	$1,777,860	0.15%	F
RM OpCo, LLC	Convertible Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$4,609,161	4,609,161	0.40%	F
RM OpCo, LLC	First Lien Term Loan Tranche A	Fixed	-	7.00%	3/21/2016	$10,985,566	10,985,566	0.94%	F
RM OpCo, LLC	Second Lien Term Loan Tranche B	Fixed	-	8.50%	3/30/2018	$22,965,851	18,188,954	1.57%	F
RM OpCo, LLC	Second Lien Term Loan Tranche B-1	Fixed	-	8.50%	3/30/2018	$7,232,736	7,232,736	0.62%	F
							42,794,277	3.68%

Gaming Industries
Harrah's Operating Company, Inc.	Second Priority Secured Notes	Fixed	-	10.00%	12/15/2018	$80,839,000	12,963,585	1.12%	C

Metal Ore Mining
Molycorp, Inc.	Sr Unsecured Convertible Notes	Fixed	-	6.00%	9/1/2017	$20,890,000	6,237,566	0.54%

Motion Picture and Video Industries
CORE Entertainment, Inc.	First Lien Term Loan	Fixed	-	9.00%	6/21/2017	$26,627,910	23,086,398	1.99%
CORE Entertainment, Inc.	Second Lien Term Loan	Fixed	-	13.50%	6/21/2018	$21,302,328	17,542,467	1.51%
							40,628,865	3.50%

Nondepository Credit Intermediation
Caribbean Financial Group (Cayman Islands)	Sr Secured Notes	Fixed	-	11.50%	11/15/2019	$22,000,000	22,660,000	1.95%	E

Nonscheduled Air Transportation
One Sky Flight, LLC	Second Lien Term Loan	Fixed	-	12% Cash + 3% PIK	6/3/2019	$23,582,135	24,289,599	2.09%

Oil and Gas Extraction
Linc Energy Finance (USA), Inc.	First Lien Notes	Fixed	-	9.63%	10/31/2017	$8,380,000	7,961,000	0.69%	E
Linc Energy Finance, Inc.	Sr Secured Notes	Fixed	-	12.50%	10/31/2017	$16,220,000	14,760,200	1.27%	E
Sunshine Oilsands Ltd.	Sr Secured Notes	Fixed	-	10.00%	8/1/2017	$26,600,000	21,014,000	1.81%	E
							43,735,200	3.77%

Other Electrical Equipment and Component Manufacturing
Palladium Energy, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	12/26/2017	$34,263,954	34,435,274	2.96%

Other Financial Investment Activities
Marsico Capital Management	First Lien Term Loan	LIBOR (M)	-	5.00%	12/31/2022	$29,548,434	6,402,111	0.55%

Other Investment Pools and Funds
Magnolia Finance V plc (Cayman Islands)	Asset-Backed Credit Linked Notes	Fixed	-	13.13%	8/2/2021	$35,000,000	35,287,000	3.04%	E
Other Telecommunications
Gogo, LLC	First Lien Term Loan	LIBOR (Q)	1.50%	9.75%	3/21/2018	$44,764,093	46,107,016	3.97%

6

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Principal	Value	Investments	Notes

Debt Investments (continued)
Petroleum and Coal Products Manufacturing
Boomerang Tube, LLC	Second Lien Term Loan	LIBOR (Q)	1.50%	9.50%	10/11/2017	$12,714,288	$11,029,645	0.95%
Pharmaceutical and Medicine Manufacturing
Novasep Holdings SAS (France)	First Lien Notes	Fixed	-	8.00%	12/15/2016	$24,483,000	24,483,000	2.11%	B/E

Radio and Television Broadcasting
SiTV, Inc.	Sr Secured Notes	Fixed	-	10.38%	7/1/2019	$15,000,000	13,987,500	1.21%	E
The Tennis Channel, Inc.	First Lien Term Loan	LIBOR (Q)	-	8.50%	5/29/2017	$36,821,755	37,061,096	3.19%
							51,048,596	4.40%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
AGY Holding Corp.	Second Lien Notes	Fixed	-	11.00%	11/15/2016	$32,444,500	31,568,499	2.72%	B/E
AGY Holding Corp.	Sr Secured Term Loan	Fixed	-	12.00%	9/15/2016	$17,046,935	17,046,935	1.47%	B
GSE Environmental, Inc.	First Lien Term Loan	LIBOR (M)	1.00%	10.00%	8/11/2021	$8,823,529	8,682,353	0.74%
							57,297,787	4.93%

Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/15/2017	$398,147	406,032	0.04%	F
N918DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/15/2018	$608,935	622,030	0.05%	F
N954DL	Aircraft Secured Mortgage	Fixed	-	8.00%	3/20/2019	$832,778	849,611	0.07%	F
N955DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$875,792	893,442	0.08%	F
N956DL	Aircraft Secured Mortgage	Fixed	-	8.00%	5/20/2019	$871,184	888,868	0.08%	F
N957DL	Aircraft Secured Mortgage	Fixed	-	8.00%	6/20/2019	$883,452	901,256	0.08%	F
N959DL	Aircraft Secured Mortgage	Fixed	-	8.00%	7/20/2019	$895,616	913,519	0.08%	F
N960DL	Aircraft Secured Mortgage	Fixed	-	8.00%	10/20/2019	$939,282	957,502	0.08%	F
N961DL	Aircraft Secured Mortgage	Fixed	-	8.00%	8/20/2019	$923,008	941,292	0.08%	F
N976DL	Aircraft Secured Mortgage	Fixed	-	8.00%	2/15/2018	$598,082	610,672	0.05%	F
							7,984,224	0.69%

Semiconductor and Other Electronic Component Manufacturing
Global A&T Electronics, Ltd.	First Lien Notes	Fixed	-	10.00%	2/1/2019	$3,380,000	3,048,760	0.26%	E
Soraa, Inc.	Sr Secured Term Loan	LIBOR (M)	-	10.27%	9/1/2017	$15,000,000	14,422,500	1.24%
							17,471,260	1.50%

Specialty Hospitals
UBC Healthcare Analytics, Inc.	First Lien Term Loan	LIBOR (Q)	1.00%	9.00%	7/1/2018	$14,831,642	14,794,563	1.27%

Miscellaneous Securities						$20,919,000	9,624,824	0.83%	H

Total Debt Investments (Cost $873,430,124)							693,029,581	59.68%

7

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities
Aerospace Product and Parts Manufacturing
Beech Holdings, LLC	Membership Units					380,716	$2,807,781	0.24%	C/E

Architectural, Engineering, and Related Services
Alion Science & Technology Corp.	Warrants					10,375	104	-	C
Global Geophysical Services, Inc.	Common Stock					524,029	4,238,713	0.37%	C/E
							4,238,817	0.37%

Business Support Services
Findly Talent, LLC	Membership Units					1,993,022	456,402	0.04%	C/E
STG-Fairway Holdings, LLC	Class A Units					2,368,001	8,210,096	0.71%	C/E
							8,666,498	0.75%

Cable and Other Subscription Programming
Perseus Holdings S.A. (Luxembourg)	Common Stock					78,000	4,723,665	0.41%	B/C/D/E
Primacom Finance (Lux) S.A. (Finance)	Common Equity					10,442,055	35,959,260	3.09%	B/C/D/E
Primacom Finance (Lux) S.A. (Finance)	Warrants to Purchase Ordinary Shares					18,677	15,669,331	1.35%	B/C/D/E
							56,352,256	4.85%

Coal Mining
Oxford Resources Partners, LP	Warrants to Purchase Common Units					702,034	758,127	0.06%	C/E

Deep Sea, Coastal, and Great Lakes Water Transportation
Blue Wall Shipping Limited (Marshall Islands)	Common Stock					1,339,286	13,533,485	1.17%	B/C
Tanker Investments Ltd.	Common Stock					1,439,063	16,945,543	1.46%	C
TCP KC, LLC (Marshall Islands)	Membership Units					4,521,396	5,048,591	0.43%	C/E
							35,527,619	3.06%

Depository Credit Intermediation
Doral Financial Corp. (Puerto Rico)	Common Stock					120,539	476,129	0.04%	C

Electronic Shopping and Mail-Order Houses
Shop Holding, LLC	Class A Units					1,427,232	1,068,426	0.09%	C/E
Shop Holding, LLC	Warrants to Purchase Class A Units					919,351	9	-	C/E
							1,068,435	0.09%

Full-Service Restaurants
RM Holdco, LLC	Equity Participation					76	2,562	-	C/E/F
RM Holdco, LLC	Membership Units					42,552,000	-	-	C/E/F
							2,562	-

Gaming Industries
TOPV New World Holdings, LLC (Canada)	Membership Interests					6,843,047	47,755,574	4.11%	B/C/E
Tropicana Entertainment, Inc.	Common Stock					180,844	3,047,221	0.26%	C/E
							50,802,795	4.37%

8

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities (continued)
Highway, Street, and Bridge Construction
Contech Holdings, Inc.	Common Stock					711,255	$26,543,752	2.29%	B/C/E

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing
Precision Holdings, LLC	Class C Membership Interests					94	4,133	-	C/E

Metal Ore Mining
St Barbara Ltd. (Australia)	Common Stock					6,254,591	536,878	0.05%	C/D

Newspaper, Periodical, Book, and Directory Publishers
HW Topco, Inc.	Common Stock					868,872	5,925,707	0.51%	C/E
HW Topco, Inc.	Preferred Stock					1,693	11,546	-	E
TBC Holdings I, Inc.	Common Stock					2,967	74,768	0.01%	C/E
							6,012,021	0.52%

Nonscheduled Air Transportation
Flight Options Holdings I, Inc.	Warrants to Purchase Common Stock					2,329	4,184,765	0.36%	C/E

Oil and Gas Extraction
Woodbine Intermediate Holdings, LLC	Membership Units					576	3,548,239	0.31%	C/E/F

Other Financial Investment Activities
Marsico Holdings, LLC	Common Interest Units					474,738	47,474	-	C/E

Other Investment Pools and Funds
TCP Delos Cayman Holdings (Cayman Islands)	Common Shares					551,799	640,864	0.06%	C/D/E/F
TCP Delos Cayman Holdings (Cayman Islands)	Common Shares					726,529	726,529	0.06%	C/E/F
TCP Delos Delaware Holdings, LLC	Partnership Interest					2,394,699	2,781,223	0.24%	C/D/E/F
							4,148,616	0.36%

Other Telecommunications
LightSquared Inc.	Call Option					475,268	-	-	C/E

Pharmaceutical and Medicine Manufacturing
NVHL S.A. (Luxembourg)	Common Shares					5,127,200	23,042,483	1.98%	B/C/D/E

Radio and Television Broadcasting
SCG Financial Acquisition Corp.	Common Stock					146,428	183,035	0.01%	C
SiTV, Inc.	Warrants to Purchase Common Stock					786,791	1,117,243	0.10%	C/E
							1,300,278	0.11%

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing
KAGY Holding Company, Inc.	Series A Preferred Stock					34,229	426,999	0.04%	B/C/E

9

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes

Equity Securities (continued)
Scheduled Air Transportation
Aircraft Leased to Delta Air Lines, Inc.
N913DL	Trust Beneficial Interests					1,960	$228,083	0.02%	E/F
N918DL	Trust Beneficial Interests					1,610	263,750	0.02%	E/F
N954DL	Trust Beneficial Interests					1,505	140,936	0.01%	E/F
N955DL	Trust Beneficial Interests					1,455	215,490	0.02%	E/F
N956DL	Trust Beneficial Interests					1,467	207,319	0.02%	E/F
N957DL	Trust Beneficial Interests					1,455	209,028	0.02%	E/F
N959DL	Trust Beneficial Interests					1,443	210,771	0.02%	E/F
N960DL	Trust Beneficial Interests					1,409	209,385	0.02%	E/F
N961DL	Trust Beneficial Interests					1,431	199,604	0.02%	E/F
N976DL	Trust Beneficial Interests					1,713	197,984	0.01%	E/F
							2,082,350	0.18%

Semiconductor and Other Electronic Component Manufacturing
Soraa, Inc.	Warrants to Purchase Common Stock					210,000	-	-	C/E
TPG Hattrick Holdco, LLC	Common Units					1,935,857	1,393,817	0.12%	C/E
							1,393,817	0.12%

Traveler Accommodation
Buffets Restaurants Holdings, Inc.	Common Stock					139,526	1,172,018	0.10%	C/E

Wired Telecommunications Carriers
Hawaiian Telcom Holdco, Inc.	Common Stock					462,676	12,755,977	1.10%	C
Hawaiian Telcom Holdco, Inc.	Warrants					54,272	691,968	0.06%	C
Integra Telecom, Inc.	Common Stock					10,080,250	41,882,431	3.61%	B/C/E
Integra Telecom, Inc.	Warrants					3,018,747	1,970,638	0.17%	B/C/E
V Telecom Investment S.C.A. (Luxembourg)	Common Shares					3,741	9,934,267	0.85%	C/D/E
							67,235,281	5.79%

Wireless Telecommunications Carriers (except Satellite)
Mid-Bowline Group Corp. (Canada)	Class A Voting Shares					16,597,778	14,282,573	1.23%	B/D/E

Total Equity Securities (Cost $361,261,205)							316,662,696	27.27%

Total Investments (Cost $1,234,691,329)							1,009,692,277	86.95%	G

10

Tennenbaum Opportunities Fund V, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2014

Showing Percentage of Total Cash and Investments of the Company

								% of
								Cash and
Issuer	Instrument	Ref	Floor	Spread	Maturity	Shares	Value	Investments	Notes
Cash and Cash Equivalents
Union Bank of California	Commercial Paper	Fixed	-	0.03%	1/2/2015		$25,999,978	2.24%
Toyota Motor Credit Corp.	Commercial Paper	Fixed	-	0.11%	1/12/2015		19,999,328	1.72%
Cash Denominated in Foreign Currency							339,873	0.03%
Cash Held on Account at Various Institutions							105,228,685	9.06%
Total Cash and Cash Equivalents							151,567,864	13.05%

Total Cash and Investments							$1,161,260,141	100.00%

Notes to Statement of Investments:

(A) Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions  are generally subject to contractual restrictions, such as approval of the agent or borrower.

(B) Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(C) Non-income producing security.

(D) Principal amount or shares denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(E) Restricted security – See Note 2, Summary of Significant Accounting Policies.

(F) Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(G) Includes investments with an aggregate fair value of $25,719,562 that have been segregated to collateralize certain unfunded commitments.

(H) Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

Aggregate acquisitions and aggregate dispositions of investments, other than government securities, totaled $278,194,407, and $505,128,416, respectively, for the year ended December 31, 2014. Aggregate acquisitions includes investment assets received as payment in kind. Aggregate dispositions includes principal paydowns on and maturities of debt investments. The total value of restricted securities and bank debt as of December 31, 2014 was $933,029,680, or 80.3% of total cash and investments of the Company.

Derivative instruments at December 31, 2014 were as follows:

	Notional
Instruments	Amount		Fair Value

Buy EUR vs. USD Put Option at a strike rate of 1.3139 expiring September 1, 2017		€25,000,000	$2,674,840
Sell EUR vs. USD Call Option with a strike rate of 1.3844 expiring September 1, 2017		€25,000,000	$(649,845)
Buy EUR vs. USD Put Option at a strike rate of 1.2161 expiring September 1, 2017		€4,000,000	$227,868
Sell EUR vs. USD Call Option with a strike rate of 1.2765 expiring September 1, 2017		€4,000,000	$(240,530)
Foreign Currency Forward Exchange Contract, sell CAD vs. USD at 1.17610 for settlement on December 17, 2018	CAD	3,397,778	$(24,942)

See accompanying notes.

11

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Year Ended December 31, 2014

Investment income
Interest income:
Companies less than 5% owned	$98,153,974
Companies 5% to 25% owned	9,128,309
Companies more than 25% owned	10,163,266
Dividend income:
Companies less than 5% owned	2,410,136
Companies 5% to 25% owned	647,358
Companies more than 25% owned	6,767,285
Lease income:
Companies more than 25% owned	3,603,183
Other income:
Companies less than 5% owned	1,279,050
Companies 5% to 25% owned	93,442
Total investment income	132,246,003

Operating expenses
Management and advisory fees	26,675,097
Interest expense	2,728,971
Commitment fees	1,260,499
Amortization of deferred debt issuance costs	1,211,514
Legal fees, professional fees and due diligence expenses	1,151,912
Insurance expense	306,884
Director fees	288,000
Custody fees	176,000
Other operating expenses	810,191
Total operating expenses	34,609,068

Net investment income	97,636,935

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	12,601,468
Investments in companies 5% to 25% owned	8,553,469
Investments in companies more than 25% owned	(47,429,702)
Foreign currency transactions	1,933,950
Net realized loss	(24,340,815)

Net change in net unrealized appreciation/depreciation on:
Investments	(36,281,468)
Foreign currency	(13,150,289)
Net change in net unrealized appreciation/depreciation	(49,431,757)

Net realized and unrealized loss	(73,772,572)

Gain on retirement of Series A preferred interests	2,066,688
Dividends paid on Series A preferred equity facility	(3,513,112)
Net change in accumulated dividends on Series A preferred equity facility	16,827
Dividends paid to Series Z preferred shareholders	(44,548)
Net change in reserve for dividends to Series Z preferred shareholders	21,837

Net increase in net assets applicable to common shareholders
resulting from operations	$22,412,055

See accompanying notes.

12

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

Net assets applicable to common shareholders, beginning of year	$804,021,225	$772,254,941

Net investment income	97,636,935	109,335,482
Net realized loss	(24,340,815)	(9,614,810)
Net change in net unrealized appreciation/depreciation	(49,431,757)	35,258,561
Gain on retirement of Series A preferred interests	2,066,688	-
Dividends paid on Series A preferred equity facility from net investment income	(3,513,112)	(3,724,145)
Net change in accumulated dividends on Series A preferred equity facility	16,827	31,450
Dividends paid to Series Z preferred shareholders from net investment income	(44,548)	-
Net change in reserve for dividends to Series Z preferred shareholders	21,837	(20,254)
Net increase in net assets applicable to common shareholders resulting from operations	22,412,055	131,266,284

Distributions to common shareholders from:
Net investment income	(102,220,850)	(99,500,000)
Returns of capital	(80,779,150)	-
Total distributions to common shareholders	(183,000,000)	(99,500,000)

Net assets applicable to common shareholders, end of year
(including accumulated net investment income of $262,209
and $1,958,877, respectively)	$643,433,280	$804,021,225

13

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Year Ended December 31, 2014

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$22,412,055
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	24,340,815
Net change in net unrealized appreciation/depreciation	49,084,646
Gain on retirement of Series A preferred interests	(2,066,688)
Dividends paid on Series A preferred equity facility	3,513,112
Net change in accumulated dividends on Series A preferred equity facility	(16,827)
Dividends paid to Series Z shareholders	44,548
Net change in reserve for dividends to Series Z preferred shareholders	(21,837)
Interest income paid in kind	(12,222,922)
Net accretion of market discount	(4,311,514)
Accretion of original issue discount	(12,462,164)
Amortization of deferred debt issuance costs	1,211,514
Changes in assets and liabilities:
Purchases of investments	(265,971,485)
Proceeds from sales, maturities and paydowns of investments	505,128,416
Decrease in receivable for investments sold	7,140,045
Decrease in accrued interest income - companies less than 5% owned	740,742
Decrease in accrued interest income - companies 5% to 25% owned	601,587
Decrease in accrued interest income - companies more than 25% owned	280,714
Decrease in prepaid expenses and other assets	557,846
Increase in management and advisory fees payable	2,094,930
Decrease in payable for investments purchased	(14,680,777)
Decrease in payable to the Investment Manager	(212,123)
Increase in interest payable	277,719
Increase in accrued expenses and other liabilities	1,854,138
Net cash provided by operating activities	307,316,490

Financing activities
Proceeds from draws on credit facility	149,500,000
Principal repayments on credit facility	(159,297,408)
Dividends paid on preferred equity facility	(3,513,112)
Payment for debt issuance costs	(1,662,000)
Dividends paid to Series Z preferred shareholders	(44,548)
Distributions to common shareholders	(161,500,000)
Net cash used in financing activities	(176,517,068)

Net increase in cash and cash equivalents	130,799,422
Cash and cash equivalents at beginning of year	20,768,442
Cash and cash equivalents at end of year	$151,567,864

Supplemental disclosure:
Interest payments	$2,451,252

See accompanying notes.

14

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2014

1. Organization and Nature of Operations

Tennenbaum Opportunities Fund V, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

The Company’s investment operations commenced on October 10, 2006. On December 15, 2006, the Company contributed substantially all of its assets to Tennenbaum Opportunities Partners V, LP, a Delaware Limited Partnership (the “Partnership”), in exchange for 100% of the Partnership’s common limited partner interests in a nontaxable transaction. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act, but has elected to be treated as a partnership for U.S. federal income tax purposes. Following the asset transfer, all portfolio activity has been conducted by and in the Partnership.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of four persons, three of whom are independent. If the Company or the Partnership has preferred equity interests outstanding, as each currently does, the holders of the preferred interests voting separately as a class are entitled to elect two of the Directors. The remaining directors are subject to election by holders of the common interests and preferred interests voting together as a single class.

15

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

1. Organization and Nature of Operations (continued)

Company Structure

Total maximum capitalization of the consolidated Company is approximately $1.56 billion, consisting of $1.024 billion of common equity commitments, $323 million of preferred limited partner interests in the Partnership (the “Series A Preferred”), $210 million under a senior secured revolving credit facility issued by the Partnership (the “Senior Facility”) and $280,000 in Series Z preferred shares of the Company. The contributed common equity, preferred equity and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership and the Company. Most of the cash and investments of the Partnership are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on October 10, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by the Company as the holder of the common limited partner interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to October 10, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Equity Facility

At December 31, 2014, the Partnership had 16,154 Series A preferred limited partner interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain conditions. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. At December 31, 2014, the Partnership was in full compliance with such requirements. On December 31, 2014, the Partnership repurchased and retired 2,296 of the Series A Preferred. A gain of approximately $2.1 million on the retirement of these interests is reflected in the Consolidated Statement of Operations.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits (as defined in the leveraging documents), the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

16

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The following is a summary of the significant accounting policies of the Company and the Partnership.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

All of the Company’s investments are generally held by the Partnership. Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Partnership, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Partnership’s Board of Directors, and are subject to their approval. Generally, to increase objectivity in valuing the Partnership’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not

17

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

necessarily represent amounts that might ultimately be realized, as these amounts dependon future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Partnership’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

Unobservable inputs used in the fair value measurement of the Partnership’s Level 3 investments as of December 31, 2014 included the following:

	Fair Value	Valuation Technique	Unobservable Input	Range (Weighted Average)
Bank Debt	$467,527,298	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	6.7% - 16.7% (11.9%) 1 - 2 (1) 0.4x - 0.4x (0.4x) 6.5x – 10.3x (7.7x)
Other Corp Debt	108,229,993	Market rate approach Market quotations Market comparable companies	Market yields Indicative bid/ask quotes EBITDA multiples	10.5% - 19.8% (10.6%) 1 - 2 (1) 7.8x - 7.8x (7.8x)
Equity	282,717,913	Market rate approach Market quotations Market comparable companies Market comparable companies	Market yields Indicative bid/ask quotes Revenue multiples EBITDA multiples	9.0% - 18.0% (10.8%) 1 - 2 (1) 0.2x - 0.4x (0.2x) 2.0x - 10.5x (8.4x)

Generally, a change in an unobservable input may result in a change to the value of an investment as follows:

Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market yields	Decrease	Increase
Revenue multiples	Increase	Decrease
EBITDA multiples	Increase	Decrease

18

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Investments of the Partnership may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

At December 31, 2014, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$30,897,562
2	Other observable market inputs*	19,002,355	98,269,935	3,047,221
3	Independent third-party pricing sources that employ significant unobservable inputs	467,527,298	105,516,490	264,368,978
3	Investment Manager valuations with significant unobservable inputs	-	2,713,503	18,348,935
Total		$486,529,653	$206,499,928	$316,662,696

* E.g., quoted prices in inactive markets or quotes for comparable instruments

Changes in investments categorized as Level 3 during the year ended December 31, 2014 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$635,703,807	$95,210,990	$214,039,902
Net realized and unrealized gains (losses)	(37,039,213)	(2,508,764)	24,932,234
Acquisitions	80,001,720	660,939	35,413,378
Dispositions	(235,992,277)	(29,944,638)	(42,929,896)
Transfers into Level 3 ǂ	24,853,261	42,097,963	24,700,422
Transfers out of Level 3†	-	-	(3,110,517)
Reclassifications within Level 3	-	-	11,323,455
Ending balance	$467,527,298	$105,516,490	$264,368,978

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(28,491,989)	$(1,616,835)	$31,240,010

ǂ Comprised of five investments that were transferred from Level 2 due to reduced trading volumes.

† Comprised of one investment that was transferred to Level 2 due to increased observable market activity.

19

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$-	$1,120,733	$26,093,381
Net realized and unrealized losses	-	(10,816,396)	(2,543,857)
Acquisitions	-	-	9,409,990
Dispositions	-	-	(3,287,124)
Transfers into Level 3‡	-	12,409,166	-
Reclassifications within Level 3	-	-	(11,323,455)
Ending balance	$-	$2,713,503	$18,348,935

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized losses, above)	$-	$(10,816,396)	$156,301

‡ Comprised of one investment that was transferred from Level 2 due to reduced trading volumes.

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

20

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Partnership may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These instruments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Consolidated Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Partnership may invest in instruments traded in foreign countries and denominated in foreign currencies. At December 31, 2014, the Partnership held foreign currency denominated investments comprising approximately 14.12% of the Partnership’s total investments by fair value. Such positions were converted at the closing rate in effect at December 31, 2014 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.   The Company and the Partnership report that portion of the results of operations resulting from foreign exchange rates on investments separately from the gains or losses arising from changes in market prices of investments held.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange risks associated with foreign currency denominated investments, the Partnership has entered into certain foreign currency forward exchange and option transactions. The Company recognizes all derivatives as either assets or liabilities in the Consolidated Statement of Assets and Liabilities. The transactions are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may arise upon entering into these contracts from potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

21

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Gains and losses from derivative transactions during the year ended December 31, 2014 were included in net realized and unrealized gain (loss) on investments in the Consolidated Statement of Operations as follows:

Instrument	Realized	Unrealized
Foreign currency forward exchange contract (AUD)	$375,659	$(578,133)
Foreign currency forward exchange contract (CAD)	-	(24,942)
Foreign currency option contracts (EUR)	-	2,012,332

Valuations of foreign currency forward exchange and option contracts at December 31, 2014 were determined using observable market inputs other than quoted prices in active markets for identical assets and, accordingly, were classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs of approximately $8.5 million were incurred in connection with the initial placement of the Partnership’s Senior Facility. During 2014, additional costs of $1.7 million were incurred in connection with the extension of the Senior Facility. These costs were deferred and are being amortized on a straight-line basis through the amended maturity of the Senior Facility on June 15, 2016, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life (Note 5).

Revenue Recognition

Interest and dividend income, including income paid in kind, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment. Other fees, including certain amendment fees, prepayment fees, and commitment fees on broken deals, are recognized as earned. Prepayment fees and similar income received upon the early repayment of a loan or debt security are included in interest income.

Certain of the Partnership’s debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. GAAP also requires the Partnership to consider the collectability of interest when making accruals. Accordingly, when accounting for purchase discounts, the Partnership recognizes discount accretion income when it is probable that such amounts will be collected, generally at disposition. When the Partnership receives principal payments on a loan in an amount in excess of the loan’s amortized cost, it records the excess principal payments as interest income.

22

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements. The Partnership’s income or loss is reported in the partners’ income tax returns. In accordance with ASC Topic 740 - Income Taxes, the Company and the Partnership recognize in their consolidated financial statements the effect of a tax position when it is determined that such position is more likely than not, based on the technical merits, to be sustained upon examination. As of December 31, 2014, all tax years of the Company and the Partnership since January 1, 2011 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. At December 31, 2014, the Company reclassified $1,933,950 in foreign currency gains, $4,700,111 in recaptured depreciation, and a $803,547 net gain on an asset sale within a holding entity from accumulated net realized loss to accumulated net investment income, and $1,009,528 in investment income from accumulated net investment income to accumulated net realized loss. Temporary differences are primarily attributable to differing book and tax treatments for the timing of the recognition of interest income and gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

As of December 31, 2014, the tax-basis components of distributable earnings (accumulated deficit), unrealized appreciation (depreciation) and cost of investments were as follows:

Undistributed ordinary income	$-
Capital loss carryforwards	(103,469,829)
Post-October capital loss deferral	(36,652,848)

Unrealized appreciation	$105,783,443
Unrealized depreciation	(328,795,104)
Net unrealized depreciation	(223,011,611)

Cost	$1,234,691,329

23

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

2. Summary of Significant Accounting Policies (continued)

The tax character of distributions to common and Series Z preferred shareholders during the years ended December 31, 2014 and 2013 was as follows:

Common shareholders:

	2014	2013
Ordinary income	$102,220,850	$99,500,000
Return of capital	80,779,150	-
Total distributions	$183,000,000	$99,500,000

Series Z Preferred:

	2014	2013
Ordinary income	$44,548	-
Total distributions	$44,548	-

Distributions to holders of the Series A Preferred are treated, on an accrual basis, as distributions of ordinary income for federal tax purposes.

3. Allocations and Distributions

Net income and gains of the Partnership are distributed first to the Company until it has received an 8% annual weighted-average return on its undistributed contributed equity, and then to the General Partner of the Partnership until it has received 20% of all cumulative income and gain distributions (the “Hurdle”). 80% of all remaining net income and gain distributions are allocated to the Company, with the remaining 20% allocated to the General Partner. For purposes of determining whether the 8% return to the Company has been exceeded and whether the General Partner has received the catch-up amount, the performance of the Partnership includes the performance of the Company for periods prior to the inception of the Partnership. Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period are allocated to the Company and the General Partner in a manner consistent with that used to determine distributions. As of December 31, 2014, the Hurdle exceeded the cumulative performance of the Partnership; accordingly, no performance allocation was recorded.

Common distributions are generally based on the estimated taxable earnings of the Company and are recorded on the ex-dividend date. The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing and amount to be paid by the Company as a distribution to its shareholders is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions, and are generally based on amounts received from the

24

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

3. Allocations and Distributions (continued)

Partnership, less any Company expenses and dividends to Series Z preferred Shareholders. Any net long-term capital gains are distributed at least annually. As of December 31, 2014, the Company had declared $781,690,955 to the common shareholders since inception.

The Company’s Series Z share dividend rate is fixed at 8% per annum.

4. Management and Advisory Fees and Other Expenses

The Investment Manager receives an annual management and advisory fee, payable monthly in arrears, equal to 1.5% of the sum of the committed common equity (reduced after the ramp-up by returns of contributed capital), the maximum amount available under the Senior Facility, and the maximum amount of the Series A Preferred, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding and the amount of the Series A Preferred when less than $1 million in liquidation preference of preferred securities remains outstanding. In addition to the management fee, the General Partner of the Partnership is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any performance allocation paid to the General Partner.

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Senior Facility is a senior secured revolving credit facility issued by the Partnership. Effective April 30, 2014, the Senior Facility was amended, pursuant to which the total maximum commitment was reduced from $436 million to $260 million and the maturity was extended from December 15, 2014 to June 15, 2016. On December 31, 2014, the commitment was further reduced to $210 million. In connection with the returns of capital and leverage commitment reductions during the year ended December 31, 2014, management fees charged to the Company and the Partnership were reduced by approximately 18%. The total maximum commitment is scheduled to be further reduced to $195 million on December 15, 2015 and to $130 million on March 15, 2016.

25

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

5. Senior Secured Revolving Credit Facility (continued)

Before the amendment effective date, advances under the Senior Facility bore interest at LIBOR or EURIBOR plus 0.425% per annum, except in the case of loans from CP Conduits, which bore interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 0.425% or (ii) the CP Conduit’s cost of funds plus 0.425%, subject to certain limitations. Short-term advances under the swingline facility bore interest at the LIBOR Market Index Rate plus 0.425% per annum or the main refinancing rate as set by the European Central Bank for such period, plus 0.85% per annum.

Beginning on the amendment effective date, advances under the Senior Facility bear interest at LIBOR or EURIBOR plus 2.50% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of (i) LIBOR or EURIBOR (as applicable) plus 2.50% or (ii) the CP Conduit’s cost of funds plus 2.50%, subject to certain limitations. Also, the Senior Facility accrues commitment fees at a rate of 0.75% per annum on the unused portion of the Senior Facility, or 2.50% per annum when less than 50% of the Senior Facility commitment in borrowings are outstanding. The weighted-average interest rate on outstanding borrowings at December 31, 2014 was 2.60%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Partnership fail to satisfy certain financial or other covenants. As of December 31, 2014, the Partnership was in full compliance with such covenants.

Foreign currency advances are reported in US dollars using the closing rate in effect on the date of valuation. At December 31, 2014, outstanding borrowings were comprised of €35,500,000 ($42,947,900) and $62,000,000. Accrued interest was comprised of €2,489 ($3,011) and $545,653.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the San Francisco area.

In the normal course of business, the Partnership’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Consolidated Statement of Investments includes certain revolving loan facilities held by the Partnership with aggregate unfunded balances of approximately $20.6 million.

26

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications and are engaged from time to time in various legal actions. The maximum exposure of the Company and the Partnership under these arrangements and activities is unknown. However, the Company and the Partnership expect the risk of material loss to be remote.

7. Related Parties

The Company, the Partnership, the Investment Manager, the General Partner and their members and affiliates may be considered related parties. From time to time, the Partnership makes payments to third parties on behalf of the Company which are funded by or reimbursable through contributions from or deductions from distributions to the Company. At December 31, 2014, the Company had a receivable from the Partnership, and the Partnership had a liability to the Company, in the amount of $476,603 as reflected in the Consolidating Statement of Assets and Liabilities. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and the Partnership and receives reimbursement from the Company and the Partnership. At December 31, 2014, such reimbursable amounts totaled $377,728 as reflected in the Consolidated Statement of Assets and Liabilities.

In connection with the planned wind down of the Company and the Partnership, the Company and the Partnership obtained an exemptive order (the “Order”) from the Securities and Exchange Commission permitting the Company and the Partnership to sell certain investments to affiliated investment companies at fair value. The Order exempts the Company and the Partnership from provisions of Sections 17(a) and 57(a) of the 1940 Act which would otherwise restrict such transfers. All such sales are subject to the conditions set forth in the Order, which among others include certain procedures to verify that the sale is done at the current market price of the investment.

During the year ended December 31, 2014, the Partnership received approximately $26.5 million on the sale of certain investments to affiliates (as defined in the 1940 Act), which included a net realized gain of approximately or $1.8 million. All of the transfers were consummated in accordance with the provisions of the Order and were accounted for as a sale in accordance with ASC 860, Transfers and Servicing. The Partnership has no continuing involvement in the transferred assets.

27

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2014

8. Series Z Preferred Capital

In addition to the Series A Preferred of the Partnership described in Note 1, the Company had 560 Series Z preferred shares authorized, issued and outstanding as of December 31, 2014. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

28

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

9. Financial Highlights

	Year Ended December 31,
	2014	2013	2012	2011	2010

Per Common Share (1)
Net asset value, beginning of year	$10,270.07	$9,864.31	$10,660.86	$12,902.36	$12,009.93

Investment operations:
Net investment income	1,247.15	1,396.58	1,218.35	1,249.82	1,366.78
Net realized and unrealized gain (loss)	(942.33)	327.56	(487.30)	(1,650.35)	913.47
Gain on retirement of Series A preferred shares	26.40	-	-	-	-
Dividends on Series A preferred equity facility	(44.87)	(47.57)	(45.18)	(44.00)	(46.77)
Net change in accumulated dividends on
Series A preferred equity facility	0.22	0.40	(0.42)	(0.39)	0.44
Dividends to Series Z preferred shareholders	(0.57)	-	(0.57)	-	(0.57)
Net change in reserve for dividends to
Series Z preferred shareholders	0.28	(0.26)	0.28	(0.29)	0.28
Total from investment operations	286.28	1,676.71	685.16	(445.21)	2,233.63

Distributions to common shareholders from:
Net investment income	(1,305.71)	(1,270.95)	(1,481.71)	(1,195.69)	(1,341.20)
Net realized gain	-	-	-	(600.60)	-
Returns of capital	(1,031.82)	-	-	-	-
Net asset value, end of year	$8,218.82	$10,270.07	$9,864.31	$10,660.86	$12,902.36

Return on invested assets (2)	4.6%	12.7%	7.6%	(0.8)%	18.0%

Total return to common shareholders (3)	3.3%	17.7%	6.6%	(4.2)%	19.4%
Less: performance allocation	-	-	-	-	-
Return to common shareholders	3.3%	17.7%	6.6%	(4.2)%	19.4%

Ratios to average common equity: (4)
Net investment income	12.9%	13.5%	11.5%	10.1%	10.9%
Expenses	4.6%	4.2%	4.0%	3.4%	3.4%
Expenses and General Partner allocation	4.6%	4.2%	4.0%	3.4%	3.4%

Ending common shareholder equity	$643,433,280	$804,021,225	$772,254,941	$834,615,259	$1,010,097,800
Portfolio turnover rate	23.5%	31.2%	41.8%	41.1%	66.8%
Weighted-average debt outstanding	$129,844,307	$225,346,892	$87,573,428	$88,160,550	$82,122,988
Weighted-average interest rate	2.1%	0.6%	0.8%	1.5%	0.9%
Weighted-average number of shares	78,287.8060	78,287.8060	78,287.8060	78,287.8060	78,287.8060
Average debt per share	$1,659	$2,878	$1,119	$1,126	$1,049

29

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

9. Financial Highlights (continued)

Annualized Inception to Date Performance Data as of December 31, 2014:
Return on invested assets (2)	6.0%
Internal rate of return (5)	4.8%

Asset Coverage:
	December 31,
	2014	2013	2012	2011	2010
Series A Preferred Equity Facility:
Interests outstanding	16,154	18,450	18,450	18,450	18,450
Involuntary liquidation value per share	$20,055	$20,049	$20,050	$20,049	$20,047
Asset coverage per interest	$50,057	$52,876	$46,027	$57,186	$64,342

Series Z Preferred Stock:
Shares outstanding	560	560	560	560	560
Involuntary liquidation value per share	$502	$541	$504	$543	$503
Asset coverage per share	$1,252	$1,426	$1,158	$1,549	$1,613

Senior Secured Revolving Credit Facility:
Debt outstanding	$104,947,900	$120,407,751	$225,796,601	$80,358,200	$86,996,000
Asset coverage per $1,000 of debt outstanding	$10,167	$10,728	$6,059	$15,992	$16,865

(1)	Per share changes in net asset value are computed based on the actual number of shares subscribed and outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends on the preferred equity facility, allocations to the General Partner, and fund expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments on the preferred equity facility.

(5)	Net of dividends on the preferred equity facility, allocations to the General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the fund at net asset value as of the balance sheet date.

30

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1)

Year Ended December 31, 2014

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

AGY Holding Corp., Senior Secured 2nd Lien Notes, 11%, due 11/15/16	$32,444,500	$-	$-	$31,568,499
AGY Holding Corp., Senior Secured Term Loan, 12%, due 9/15/16	7,200,688	9,846,247	-	17,046,935
Aircraft Leased to Delta Air Lines, Inc.
N913DL, 8%, due 3/15/17	576,180	-	(162,947)	406,032
N918DL, 8%, due 8/15/18	771,210	-	(144,243)	622,030
N954DL, 8%, due 3/20/19	1,018,380	-	(165,714)	849,611
N955DL, 8%, due 6/20/19	1,054,680	-	(159,404)	893,442
N956DL, 8%, due 5/20/19	1,053,360	-	(162,055)	888,868
N957DL, 8%, due 6/20/19	1,064,250	-	(160,798)	901,256
N959DL, 8%, due 7/20/19	1,074,480	-	(159,554)	913,519
N960DL, 8%, due 10/20/19	1,115,070	-	(157,201)	957,502
N961DL, 8%, due 8/20/19	1,103,190	-	(160,997)	941,292
N976DL, 8%, due 2/15/18	785,400	-	(167,441)	610,672
Aircraft Leased to United Airlines, Inc.
N510UA, 20%, due 10/26/16	3,854,395	-	(3,132,712)	-
N512UA, 20%, due 10/26/16	3,943,990	-	(3,186,887)	-
N536UA, 16%, due 9/29/14	1,086,000	-	(1,036,889)	-
N545UA, 16%, due 8/29/15	2,623,595	-	(2,378,677)	-
N585UA, 20%, due 10/25/16	4,630,885	-	(3,741,882)	-
Blue Wall Shipping Limited, Common Stock	15,000,003	-	-	13,533,485
Contech Holdings, Inc., Common Stock	24,609,460	-	-	26,543,752
Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	14,975,754	-	(17,513,960)	-
Dialogic, Inc., Common Stock	1,571,932	-	(675,615)	-
Dialogic, Inc., Preferred Stock	100	-	-	-
Dialogic, Inc., Warrants to Purchase Common Stock	49,867	-	-	-
Aircraft Leased to Delta Air Lines, Inc.
N913DL Trust Beneficial Interest	244,530	162,947	(182,532)	228,083
N918DL Trust Beneficial Interest	277,530	144,243	(173,420)	263,750
N954DL Trust Beneficial Interest	132,000	165,714	(209,165)	140,936
N955DL Trust Beneficial Interest	220,440	159,404	(206,613)	215,490
N956DL Trust Beneficial Interest	211,200	162,055	(209,460)	207,319
N957DL Trust Beneficial Interest	212,850	160,798	(208,592)	209,028
N959DL Trust Beneficial Interest	214,500	159,554	(207,735)	210,771
N960DL Trust Beneficial Interest	212,850	157,201	(207,080)	209,385
N961DL Trust Beneficial Interest	201,630	160,997	(210,707)	199,604
N976DL Trust Beneficial Interest	199,967	167,441	(199,087)	197,984
Aircraft Leased to United Airlines, Inc.
N510UA Trust Beneficial Interest	4,435,373	861,117	(4,603,253)	-
N512UA Trust Beneficial Interest	4,365,725	842,606	(4,525,426)	-
N536UA Trust Beneficial Interest	6,256,232	765,892	(4,455,991)	-
N545UA Trust Beneficial Interest	6,114,162	1,303,779	(4,543,962)	-
N585UA Trust Beneficial Interest	5,446,294	881,970	(5,114,328)	-
ESP Holdings, Inc., Junior Unsecured Subordinated Promissory Notes, 6% Cash + 10% PIK, due 12/31/19	2,617,287	-	(2,617,287)	-
ESP Holdings, Inc., 15% PIK, Cumulative Preferred Stock	1,298,124	-	(667,400)	-
ESP Holdings, Inc., Common Stock	939,209	-	(971,745)	-

31

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Changes in Investments in Affiliates (1) (Continued)

Year Ended December 31, 2014

	Value,			Value,
	Beginning of			End of
Investment	Year	Acquisitions	Dispositions	Year

Integra Telecom, Inc., Common Stock	$44,161,617	$-	$-	$41,882,431
Integra Telecom, Inc., Warrants	1,688,447	-	-	1,970,638
KAGY Holding Company, Inc., Series A Preferred Stock	2,317,934	-	-	426,999
Medfort, S.a.r.l, 1st Lien Term Loan A, 15% PIK, due 11/21/17	4,704,688	-	-	4,141,549
Medfort, S.a.r.l, 1st Lien Term Loan A2, 15% PIK, due 11/21/17	16,540,696	-	-	14,560,819
Medfort, S.a.r.l, 1st Lien Term Loan B, 1% PIK, due 11/21/17	13,021,352	-	-	4,695,375
Medfort, S.a.r.l, 1st Lien Term Loan B2, 1% PIK, due 11/21/17	13	-	-	-
Mid-Bowline Group Corp., Class A Voting Shares	-	14,991,523	-	14,282,573
Novasep Holdings SAS, Senior Secured 1st Lien Notes, 8%, due 12/15/16	24,483,000	-	-	24,483,000
NVHL S.A., Common Shares	24,922,097	-	-	23,042,483
Perseus Holdings S.A., Common Stock	-	-	-	4,723,665
Primacom Finance (Lux) S.A. (Finance), Common Equity	-	14,479,997	-	35,959,260
Primacom Finance (Lux) S.A. (Finance), Warrants to Purchase Ordinary Shares	-	-	-	15,669,331
Primacom Finance (Lux) S.A., Super Senior Facility, 11%, due 9/30/16	8,423,129	-	(8,489,323)	-
Primacom Finance (Lux) S.A., Super Senior Facility, 1%, due 4/30/34	-	13,329,518	(6,096)	11,629,084
Primacom Management GmbH, Mezzanine Term Loan A, 1% PIK, due 11/21/17	3,494,616	-	-	-
RM Holdco, LLC, Equity Participation	-	-	-	2,562
RM Holdco, LLC, Membership Units	-	-	-	-
RM Holdco, LLC, Subordinated Convertible Term Loan, 1.12% PIK, due 3/21/18	7,105,323	191,284	-	-
RM OpCo, LLC, Convertible 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	3,859,571	774,133	-	4,609,161
RM OpCo, LLC, Senior Convertible 2nd Lien Term Loan B, 8.5%, due 3/30/18	-	1,777,860	-	1,777,860
RM OpCo, LLC, Senior Secured 1st Lien Term Loan Tranche A, 7%, due 3/21/16	10,216,362	1,119,204	(353,177)	10,985,566
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B, 8.5%, due 3/30/18	19,225,541	3,740,310	-	18,188,954
RM OpCo, LLC, Senior Secured 2nd Lien Term Loan Tranche B-1, 8.5%, due 3/30/18	6,056,358	1,231,354	-	7,232,736
TCP Delos Cayman Holdings, Common Shares	1,484,866	-	(374,942)	1,367,393
TCP Delos Delaware Holdings, LLC, Partnership Interest	3,291,035	-	(301,123)	2,781,223
TOPV New World Holdings, LLC, Membership Interests	48,441,792	-	-	47,755,574
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	27,097,963	2,857	(26,860,400)	-
Woodbine Intermediate Holdings, LLC, Membership Units	15,330,697	14,193	-	3,548,239

Note to Schedule of Changes in Investments in Affiliates:

(1)	The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuers' voting securities.

32

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidated Schedule of Restricted Securities of Unaffiliated Issuers

Year Ended December 31, 2014

Investment	Acquisition Date	Cost

Beech Holdings, LLC, Membership Units	Various 2013	$4,838,108
Buffets Restaurants Holdings, Inc., Common Stock	8/24/12	3,813,240
Caribbean Financial Group, Senior Secured Notes, 11.5%, due 11/15/19	10/19/12	21,661,802
Findly Talent, LLC, Membership Units	1/1/14	649,881
Flight Options Holdings I, Inc., Warrants to Purchase Common Stock	12/4/13	1,609,997
Global A&T Electronics, Ltd, 1st Lien Notes, 10%, due 2/1/19	10/10/14	3,001,440
Global Geophysical Services, Inc. Common Stock	12/16/14	4,238,713
HW Topco, Inc., Common Stock	1/13/12 & 1/15/13	-
HW Topco, Inc., Preferred Stock	1/13/12	11,398
LightSquared Inc., Call Option	12/31/13	-
Linc Energy Finance (USA), Inc., Senior Secured 1st Lien Notes, 9.625%, due 10/31/17	8/8/14	8,380,000
Linc Energy Finance, Inc., Senior Secured Notes, 12.5%, due 10/31/17	10/5/12	15,853,761
Magnolia Finance V plc, Asset-Backed Credit Linked Notes, 13.125%, due 8/2/21	8/1/13	35,000,000
Marsico Holdings, LLC, Common Interest Units	9/10/12	485,982
Oxford Resource Partners, LP, Warrants to Purchase Common Units	6/24/13	959,196
Precision Holdings, LLC, Class C Membership Interests	9/30/10 & 7/25/11	-
Shop Holding, LLC, Class A Units	6/2/2011 & 3/17/14	1,350,918
Shop Holding, LLC, Convertible Promissory Note, 5%, due 8/5/15	2/5/14	205,825
Shop Holding, LLC, Warrants to Purchase Class A Units	7/1/11	-
SiTV, Inc., Senior Secured Notes, 10.375%, due 7/1/19	6/18/14	15,000,000
SiTV, Inc., Warrants to Purchase Common Stock	8/3/12	1,012,080
Soraa, Inc., Warrants to Purchase Common Stock	8/29/14	272,658
STG-Fairway Holdings, LLC, Class A Units	12/30/10 & 10/18/13	2,654,499
Sunshine Oilsands Ltd., Senior Secured Notes, 10%, due 8/1/17	8/4/14	25,137,521
TBC Holdings I, Inc., Common Stock	11/18/11	281,286
TCP KC, LLC, Membership Units	Various 2014	4,521,396
TPG Hattrick Holdco, LLC, Common Units	9/30/10	892,388
Tropicana Entertainment, Inc., Common Stock	3/8/10	9,612,500
V Telecom Investment S.C.A., Common Shares	11/9/12	8,688,957

33

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2014

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments:
Companies less than 5% owned	$-	$615,216,557	$-	$615,216,557
Companies 5% to 25% owned	-	333,915,452	-	333,915,452
Investment in subsidiary	643,812,375	-	(643,812,375)	-
Companies more than 25% owned	-	60,560,268	-	60,560,268
Total investments	643,812,375	1,009,692,277	(643,812,375)	1,009,692,277

Cash and cash equivalents	-	151,567,864	-	151,567,864
Distribution receivable	50,066,655	-	(50,066,655)	-
Accrued interest income	-	9,358,593	-	9,358,593
Foreign currency options at fair value	-	2,012,333	-	2,012,333
Deferred debt issuance costs	-	1,530,853	-	1,530,853
Receivable from the Partnership	476,603	-	(476,603)	-
Prepaid expenses and other assets	41,612	974,529	-	1,016,141
Total assets	694,397,245	1,175,136,449	(694,355,633)	1,175,178,061

Liabilities
Credit facility payable	-	104,947,900	-	104,947,900
Distribution payable	50,000,000	50,066,655	(50,066,655)	50,000,000
Payable for retirement of preferred interests	-	43,859,708	-	43,859,708
Management and advisory fees payable	-	2,094,930	-	2,094,930
Interest payable	-	548,664	-	548,664
Equity placement costs payable	543,163	-	-	543,163
Payable to the Company	-	476,603	(476,603)	-
Payable to the Investment Manager	47,805	329,923	-	377,728
Payable for investments purchased	-	312,169	-	312,169
Unrealized loss on foreign currency forward exchange contract	-	24,942	-	24,942
Accrued expenses and other liabilities	92,136	4,706,367	-	4,798,503
Total liabilities	50,683,104	207,367,861	(50,543,258)	207,507,707

Preferred stock
Series Z preferred stock	280,000	-	-	280,000
Accumulated dividends on Series Z preferred stock	861	-	-	861
Total preferred stock	280,861	-	-	280,861

Preferred equity facility
Series A preferred limited partner interests	-	323,073,604	-	323,073,604
Accumulated dividends on Series A
preferred equity facility	-	882,609	-	882,609
Total preferred limited partner interests	-	323,956,213	-	323,956,213
Net assets	$643,433,280	$643,812,375	$(643,812,375)	$643,433,280

Composition of net assets
Common stock	$78	$-	$-	$78
Additional paid-in capital	1,000,120,757	1,003,015,868	(1,003,015,868)	1,000,120,757
Accumulated deficit	(356,686,694)	(359,203,493)	359,203,493	(356,686,694)
Accumulated dividends to Series Z
preferred shareholders	(861)	-	-	(861)
Net assets	$643,433,280	$643,812,375	$(643,812,375)	$643,433,280

34

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Year Ended December 31, 2014

	Tennenbaum	Tennenbaum		Tennenbaum
	Opportunities	Opportunities		Opportunities
	Fund V, LLC	Partners V, LP		Fund V, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income:
Companies less than 5% owned	$-	$98,153,974	$-	$98,153,974
Companies 5% to 25% owned	-	9,128,309	-	9,128,309
Companies more than 25% owned	-	10,163,266	-	10,163,266
Dividend income:
Companies less than 5% owned	-	2,410,136	-	2,410,136
Companies 5% to 25% owned	-	647,358	-	647,358
Companies more than 25% owned	-	6,767,285	-	6,767,285
Lease income:
Companies more than 25% owned	-	3,603,183	-	3,603,183
Other income:
Companies less than 5% owned	-	1,279,050	-	1,279,050
Companies 5% to 25% owned	-	93,442	-	93,442
Total interest and related investment income	-	132,246,003	-	132,246,003

Operating expenses:
Management and advisory fees	-	26,675,097	-	26,675,097
Interest expense	-	2,728,971	-	2,728,971
Commitment fees	-	1,260,499	-	1,260,499
Amortization of deferred debt issuance costs	-	1,211,514	-	1,211,514
Legal fees, professional fees and due diligence expenses	93,885	1,058,027	-	1,151,912
Insurance expense	102,140	204,744	-	306,884
Director fees	96,000	192,000	-	288,000
Custody fees	-	176,000	-	176,000
Other operating expenses	55,393	754,798	-	810,191
Total expenses	347,418	34,261,650	-	34,609,068

Net investment income (loss)	(347,418)	97,984,353	-	97,636,935

Net realized and unrealized gain (loss)
Net realized gain (loss) from:
Investments in companies less than 5% owned	-	12,601,468	-	12,601,468
Investments in companies 5% to 25% owned	-	8,553,469	-	8,553,469
Investments in companies more than 25% owned	-	(47,429,702)	-	(47,429,702)
Foreign currency transactions	-	1,933,950	-	1,933,950
Net realized loss	-	(24,340,815)	-	(24,340,815)
Net change in net unrealized appreciation/depreciation	-	(49,431,757)	-	(49,431,757)
Net realized and unrealized loss	-	(73,772,572)	-	(73,772,572)

Interest in earnings of subsidiary	22,782,184	-	(22,782,184)	-
Gain on retirement of Series A preferred interests		2,066,688		2,066,688
Dividends paid on Series A preferred equity facility	-	(3,513,112)	-	(3,513,112)
Net change in accumulated dividends on
Series A preferred equity facility	-	16,827	-	16,827
Dividends paid to Series Z preferred shareholders	(44,548)	-	-	(44,548)
Net change in reserve for distributions to
Series Z preferred shareholders	21,837	-	-	21,837
Net increase in net assets resulting
from operations	$22,412,055	$22,782,184	$(22,782,184)	$22,412,055

35

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers

(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The role of the Board of Directors, the Board’s Committees, and the individual Directors is to provide general oversight of the Company and the Partnership. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and the Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

1. Independent Directors

Name (Age at December 31, 2014)

Principal Occupation(s)

Edwin A. Huston (76)

- Year of Election or Appointment: 2006

- Director, Audit Committee Chairman, and Member of the Joint Transactions Committee of the Company and the Partnership. Mr. Huston retired from Ryder System, Inc. in 2000 after 27 years, most recently as Senior Executive Vice President, Chief Financial Officer, and Vice Chairman. Prior to joining Ryder, he held executive positions with NCR Corporation and Financial International Consultants Corporation. Mr. Huston serves as a director and chair of the compensation committee of The Hackett Group, Inc. Mr. Huston was also a director and compensation committee chairman of Enterasys Networks, Inc. until its sale in 2006, and is a former director and audit committee chairman of both Unisys Corporation and Kaman Corporation. He is also a past chairman of the Federal Reserve Bank of Atlanta. Mr. Huston received an M.B.A. in finance from Harvard Business School, where he was a Baker Scholar. He received an A.B. in economics from Amherst College. He oversees one portfolio in the fund complex as a director.

Leo R. Jalenak, Jr. (84)

- Year of Election or Appointment: 2011

- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background is in both sales and general management. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund, LLC. From 2006 to 2011, he served as an independent director of Special Value Continuation Fund, LLC and Special Value Continuation Partners, LP, each of which is a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. Mr. Jalenak received

36

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

an M.B.A. from The Wharton School of University of Pennsylvania and a business degree from Tulane University. Mr. Jalenak oversees one portfolio in the fund complex as a director.

Gerald J. Lewis (81)

- Year of Election or Appointment: 2006

- Director and Member of the Audit and Joint Transactions Committees of the Company and the Partnership. Justice Lewis is a private judge, arbitrator and mediator and a retired Associate Justice of the California Court of Appeal. He is a director and member of the audit committee of Taxus Cardium Therapeutics, Inc., and a retired director of AIM Mutual Funds, General Chemical Group, Inc., Fisher Scientific International, Wheelabrator Technologies, Inc., California Coastal Properties, Inc., Henley Manufacturing, Inc. and Henley Properties, Inc. He is a graduate of Tufts College (Magna Cum Laude) and Harvard Law School. Justice Lewis oversees one portfolio in the fund complex as a director.

2. Interested Directors and Officers

Name (Age at December 31, 2014)

Principal Occupation(s)

Michael E. Tennenbaum (79)

- Year of Election or Appointment: 2006

- Co-Founder and the Senior Managing Partner of TCP, and officer of the Company and the Partnership. Mr. Tennenbaum is a voting member of TCP’s Investment Committee. Prior to founding TCP in 1999, and its predecessor entity in 1996, Mr. Tennenbaum was a Wall Street executive where he managed various departments of a major investment bank including Investment Banking, Risk Arbitrage and Options. Mr. Tennenbaum has served on the boards of a number of both public and private companies. His board service has included the chairmanship of all significant board committees as well as of the boards themselves.

Currently, Mr. Tennenbaum is a member of the Secretary of the Navy Advisory Panel and a recipient of the Department of Defense Distinguished Civilian Service Award. He is member of the Smithsonian Institution National Board, a Member of the Investment Committee of the Smithsonian Institution, and Founder of the Tennenbaum Marine Observatories. He is a member of the Los Angeles Philharmonic Board of Overseers, a member of the UCLA School of Medicine Board of Visitors, and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA and of the Michael E. Tennenbaum Family Endowed Chair in Creativity Research.

He was a Commissioner on the Intercity High-Speed Rail Commission for California and was Chairman of the California High-Speed Rail Authority. He served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles. He is a member of the Committee on University Resources (COUR) at Harvard University, a previous member of the Board of Associates of Harvard Business School and was a member of its Visiting Committee, and a

37

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

previous Vice Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its Investment Committee, and is now a Life Member of the Board of Governors.

In addition, he served as a member of the National Advisory Board of Georgia Tech and as a Trustee of the Georgia Institute of Technology Foundation, Inc., where he was Chairman of its Investment Committee, and currently is Trustee Emeritus. He is a member of the Academy of Distinguished Engineering Alumni of Georgia Tech's College of Engineering and Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from Harvard Business School.

Mark K. Holdsworth (49)

- Year of Election or Appointment: 2011

- Chief Executive Officer of the Company and the Partnership. Mr. Holdsworth is a Co-Founder and Operating Partner of TCP and a voting member of its Investment Committee. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Holdsworth was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. He also worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and as an Associate at a Los Angeles real estate advisory firm. He is a former member of the boards of directors of Alabama Aircraft Industries, Inc. and Anacomp, Inc., and a former Chairman of the Board of Directors of the International Wire Group and RM Holdco, LLC. Mr. Holdsworth currently serves as Chairman of WinCup, Inc., Vice Chairman of EP Management Corporation and as a Director of the Parsons Corporation, one of the largest engineering, design and construction companies in the world. He is also a former National Trustee of the Boys and Girls Clubs of America. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science from the California Institute of Technology, and an M.B.A. from Harvard Business School.

David A. Hollander (53)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Hollander is in charge of TCP’s Specialty Investments Group and focuses on private placement investments and restructurings. Prior to joining TCP in 2002, Mr. Hollander was an attorney for 16 years at O’Melveny & Myers. While at O’Melveny, Mr. Hollander specialized in leveraged finance, insolvency, and mergers and acquisitions, and represented debtors and creditors in numerous multi-billion dollar transactions. Mr. Hollander has also represented boards of directors and has served on various creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

38

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Michael E. Leitner (47)

- Year of Election or Appointment: 2006

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Leitner is a voting member of TCP’s Investment Committee. Prior to joining TCP in 2005, Mr. Leitner served as Senior Vice President of Corporate Development for WilTel Communications, and before that as President and Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale. Previously, he was Vice President of Corporate Development of 360networks and served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a director on the boards of Integra Telecom, Primacom and WIND Canada. Mr. Leitner is active in community events, and currently serves on the board of Team Primetime. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (47)

- Year of Election or Appointment: 2006

- Director and President of the Company and the Partnership. Mr. Levkowitz is also a Co-Founder and Managing Partner of TCP. Prior to joining Mr. Tennenbaum in founding TCP, Mr. Levkowitz was an attorney specializing in real estate and insolvencies with Dewey Ballantine LLP. He is Chairman of TCP’s Management and Investment Policy Committees and President of TCP’s Opportunity Funds. Mr. Levkowitz is also Chairman and Chief Executive Officer of TCP Capital Corp. He has served as a director of both public and private companies, and he has also served on a number of formal and informal creditor committees. He received a B.A. in History from the University of Pennsylvania, a B.S. in Economics (concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees four portfolios in the fund complex as a director.

Rajneesh Vig (43)

- Year of Election or Appointment: 2011

- Managing Partner of TCP and officer of the Company and the Partnership. Mr. Vig is a voting member of TCP’s Investment Committee and a member of its Management Committee. He is also President and Chief Operating Officer of TCP Capital Corp. Prior to joining TCP, Mr. Vig worked for Deutsche Bank in New York as a member of its Principal Finance Group. Prior to that, Mr. Vig was a Director in the bank’s Technology Investment Banking group in San Francisco where he advised a broad range of growth and large cap technology companies on merger, acquisition and public/private financing transactions. Prior to his time at Deutsche Bank, Mr. Vig was a Manager with PwC in New York.  He began his career in New York with Arthur Andersen's Financial Markets/Capital Markets group. Mr. Vig currently serves on the board of Dialogic and is on the Los Angeles Advisory Board of the Posse Foundation, a non-profit organization that identifies recruits and trains student leaders from public high schools for enrollment at top-tier universities. He received a B.A. with highest honors in Economics and Political Science from Connecticut College and an M.B.A. in Finance from New York University.

39

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Directors and Officers (Continued)

(Unaudited)

Paul L. Davis (41)

- Year of Election or Appointment: 2008

- Chief Financial Officer of the Company and the Partnership. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of the Company and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood (51)

- Year of Election or Appointment: 2007 as Secretary; 2008 as Chief Compliance Officer

- Chief Compliance Officer and Secretary of the Company and the Partnership. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. (“Strome”). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the California State Council of the Humane Society of the United States. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration (highest honors) from The University of Texas at Austin.

40

Tennenbaum Opportunities Fund V, LLC

(A Delaware Limited Liability Company)

Supplemental Tax Information

(Unaudited)

73.6% and 10.4% of the ordinary income distributions of the Company during the year ended December 31, 2014 qualify as “interest related dividends” and distributions of qualified dividend income, respectively. All of the distributions of qualified dividend income during the year ended December 31, 2014 qualify for the dividends-received deduction for corporate shareholders. The Company distributed no short-term capital gains.

41

ITEM 2.          CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.          AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of directors has determined that Edwin A. Huston, Leo R. Jalenak, Jr., and Gerald J. Lewis are each qualified to serve as an audit committee financial expert serving on its audit committee and that each is "independent" pursuant to the general instructions on Form N-CSR Item 3.

ITEM 4.          PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $13,500 for fiscal year 2014 and $27,750 for fiscal year 2013.

(b)       Audit-Related Fees. Not applicable.

(c)       Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $28,375 in 2014 and $28,375 in 2013. The services comprising such fees included tax return preparation and related tax advice and planning.

(d)       All Other Fees. Not applicable.

(e)       (1) Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of Form N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant's independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e)       (2) Not applicable.

(f)        Not applicable.

(g)       The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were: $28,375 for fiscal year 2014 and $28,375 for fiscal year 2013.

(h)       The Registrant's independent auditors did not provide non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant's independence.

ITEM 5.          AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)       Not applicable.

(b)       Not applicable.

ITEM 6.          INVESTMENTS.

(a)       Schedule of Investments. Included in Annual Shareholder Report in Item 1.

(b)       Not applicable.

ITEM 7.        DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC
PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, TCP Capital Corp., Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

Definitions

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act or regulated as a business development company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

Objectives

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, portfolio managers are required to disclose any personal or business relationship that they or their immediate family members may have with an issuer soliciting proxies from Tennenbaum’s Clients,. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)	Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)	Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)	Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

(i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment

Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

(i)	Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)	Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

(i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004

Adopted by SVEF August 19, 2004

Adopted by SVCP July 18, 2006

Adopted by TOF V September 29, 2006

Adopted by TOP V December 22, 2006

ITEM 8.          PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)          (1) As of the date of the filing of this report, the six persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, Michael E. Tennenbaum, and Rajneesh Vig (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, Tennenbaum, and Vig (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a member of Babson Capital Strategic Investors. He is responsible for the fund investments and advisory operations and the continuing growth and development of the private equity platform across an array of products, structures and strategies. He is also Vice President of Babson Capital Corporate Investors and Babson Capital Participation Investors as well as a General Partner and Manager for Babson Capital's four private mezzanine funds, the Tower Square Capital Partners series. Mr. Spencer has more than 25 years of industry experience, and previously co-led Babson Capital's Mezzanine and Private Equity Group, a top quartile mezzanine debt and private equity investment operation. Prior to joining the firm in 1989, Mr. Spencer was a corporate loan analyst at a major New England bank. He serves as a voting member on the investment committee for a group of absolute return funds co-managed by Tennenbaum Capital Partners and Babson Capital. Mr. Spencer holds a B.A. in Economics and History from Bucknell University, an M.B.A. from the State University of New York at Buffalo and is a member of the CFA Institute.

(a)           (2) The information below lists the number of other accounts for which each Portfolio Manager was primarily responsible for the day-to-day management as of the fiscal year ended December 31, 2014:

Name of Portfolio Manager	Type of Account	Total No. of Other Accounts Managed	Total Other Assets (in millions)
Mark K. Holdsworth	Registered Investment Companies:	2	$ 1,429.1
	Other Pooled Investment Vehicles:	2	$ 670.0
	Business Development Companies:	2	$ 1,205.9
Michael E. Leitner	Registered Investment Companies:	2	$ 1,429.1
	Other Pooled Investment Vehicles:	9	$ 1,610.2
	Business Development Companies:	2	$ 1,205.9
Howard M. Levkowitz	Registered Investment Companies:	2	$ 1,429.1
	Other Pooled Investment Vehicles:	9	$ 1,610.2
	Business Development Companies:	2	$ 1,205.9
Richard E. Spencer II	Registered Investment Companies:	2	$ 1,429.1
Michael E. Tennenbaum	Registered Investment Companies:	1	$ 1,175.1
	Other Pooled Investment Vehicles:	1	$ 120.0
Rajneesh Vig	Registered Investment Companies:	2	$ 1,429.1
	Other Pooled Investment Vehicles:	3	$ 670.0
	Business Development Companies:	2	$ 1,205.9

The advisory compensation of each of these accounts, with the exception of three of the other pooled investment vehicles, is based in part on the performance of the account during periods where such account meets minimum performance requirements.

Mr. Spencer has day to day responsibility over the management of a $3.7 billion private equity portfolio in MassMutual’s General Investment Account as well as responsibility for the management of Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $417.0 million and four other pooled investment vehicles with combined assets of approximately $1.6 billion, each as of December 31, 2014. The advisory fee of each of the four aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts may invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of the co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Investment Manager may determine that it is appropriate for the Registrant to retain an asset at the same time that one or more of the Other Accounts sells it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a)          (3) Each of the TCP Portfolio Managers except Mr. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the other pooled investment vehicles and the other registered investment companies that pay performance fees. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles as applicable are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of any profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Except as otherwise agreed, each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. Neither the Registrant nor any of the Other TCP Accounts reimburse TCO for use of private aircraft and do not pay TCO for the use of any personal property items. The Investment Manager may reimburse TCO for certain limited uses of a private aircraft.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Barclays Capital Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Barclays Capital U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a)           (4) The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2014 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	$100,001-$500,000
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000
Rajneesh Vig	$100,001-$500,000

(b)          Not applicable.

ITEM 9.          PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.         CONTROLS AND PROCEDURES.

(a)          The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)          None.

ITEM 12.         EXHIBITS.

(a)          (1) Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)          (2)         Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)          Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tennenbaum Opportunities Fund V, LLC

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark K. Holdsworth
Name:	Mark K. Holdsworth
Title:	Chief Executive Officer
Date:	March 9, 2015

By:	/s/ Paul L. Davis
Name:	Paul L. Davis
Title:	Chief Financial Officer
Date:	March 9, 2015